UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                            -------------------------

       Date of Report (Date of earliest event reported): November 18, 2009

                         WORLD FUEL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

        Florida                           1-9533                59-2459427
 (State or other jurisdiction of     (Commission File        (I.R.S. Employer
       incorporation)                     Number)            Identification No.)


              9800 N.W. 41st Street, Suite 400
                            Miami                                 33178
          (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (305) 428-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

In connection with the approval of a 2-for-1 stock split of the common stock, par value $.01 per share (the "Common Stock") of World Fuel Services Corporation (the "Company"), the Board of Directors of the Company approved an amendment to
Article IV of the Company's Restated Articles of Incorporation to increase the Company's authorized capital stock from 50 million shares of Common Stock to 100 million shares of Common Stock. The Restated Articles of Incorporation were amended effective November 18, 2009. A copy of the Articles of Amendment to the Restated Articles of Incorporation is filed herewith as Exhibit 3.1.

Item 9.01.      Financial Statements and Exhibits.

         (d)      Exhibits

                  Exhibit No.     Description
                  -----------     -----------

                      3.1 Articles of Amendment to Restated Articles of Incorporation, dated November 17, 2009.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Date: November 23, 2009                  World Fuel Services Corporation


                                         /s/ R. Alexander Lake
                                         ---------------------
                                         R. Alexander Lake
                                         General Counsel and Corporate Secretary

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                                  EXHIBIT INDEX

Exhibit                    Description
------------------         -----------------------------------------------------
3.1                        Articles of Amendment to Restated Articles of
                           Incorporation, dated November 17, 2009.